POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer, Erin G. Wagner, and James K. De Vries, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in- fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ Paul L. McNamara	June 13, 2019
Paul L. McNamara	Date
Trustee

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Paul L. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer, Erin G. Wagner, and James K. De Vries, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in- fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Michael F. Reimherr	June 13, 2019
Michael F. Reimherr	Date
Trustee

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer, Erin G. Wagner, and James K. De Vries, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in- fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Robert L. Mason	June 13, 2019
Robert L. Mason	Date
Trustee

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Treasurer and Financial Accounting Officer of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer and Erin G. Wagner, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as the Treasurer and Financial Accounting Officer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ James K. De Vries	June 13, 2019
James K. De Vries	Date
Treasurer and
Financial Accounting Officer

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared James K. De Vries, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer, Erin G. Wagner, and James K. De Vries, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Chairman of the Board and Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Daniel S. McNamara	June 13, 2019
Daniel S. McNamara	Date
Chairman of the Board
and Trustee

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Daniel S. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer, Erin G. Wagner, and James K. De Vries, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in- fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Barbara B. Ostdiek	June 13, 2019
Barbara B. Ostdiek	Date
Trustee

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Barbara B. Ostdiek, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer, Erin G. Wagner, and James K. De Vries, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in- fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Jeffeson C. Boyce	June 13, 2019
Jefferson C. Boyce	Date
Trustee

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Jefferson C. Boyce, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A Anz.
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer, Erin G. Wagner, and James K. De Vries, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in- fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Dawm M. Hawley	June 13, 2019
Dawn M. Hawley	Date
Trustee

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Dawn M. Hawley, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer, Erin G. Wagner, and James K. De Vries, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in- fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Richard Y. Newton, III	June 13, 2019
Richard Y. Newton, III	Date
Trustee

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Richard Y. Newton, III, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Christopher K. Dyer, Erin G. Wagner, and James K. De Vries, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in- fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ David C. Brown	June 13, 2019
David C. Brown	Date
Trustee

On this 13th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared David C. Brown, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Erin G. Wagner and James K. De Vries, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher K. Dyer	June 12, 2019
Christopher K. Dyer	Date
President and
Principal Executive Officer

On this 12th day of June 2019, before me, Susan A. Anz, the undersigned Notary Public, personally appeared Christopher K. Dyer, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	Susan A. Anz
Notary Public
August 18, 2020	State of Texas